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                                                                    Exhibit 10.1

            FOURTH AMENDMENT TO SECOND LIEN SECURED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO SECOND LIEN SECURED CREDIT AGREEMENT (this "Amendment") is entered into as of December 29, 2004, between PetroQuest Energy, LLC, a Louisiana limited liability company ("Borrower"), and Macquarie Bank Limited, an Australian corporation ("Lender"). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

                                   Background

     A. Borrower and Lender have previously entered into a Credit Agreement dated November 6, 2003 (as amended, the "Credit Agreement") for the purpose of making available to Borrower a senior second lien secured term loan on a non-revolving basis.

     B. Borrower has requested that Lender modify the Availability Termination Date for the facility.

     C. Lender is willing to amend the Credit Agreement pursuant to the terms and conditions of this Amendment.

                                   Agreements

         In consideration of the mutual covenants of Borrower and Lender set forth in this Amendment, receipt of the acknowledgement of this amendment by JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A.) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Borrower and Lender agree as follows:

     1.  Amendments to Credit Agreement.
         -------------------------------

               Modifications to Existing Definitions. The definition of Availability Termination Date is deleted in its entirety and replaced with the following:

                  "Availability Termination Date" means December 31, 2005.

     2. Reaffirmation of Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

                      a) The execution and delivery of this Amendment and the
                  performance by Borrower of its obligations under this Amendment are within Borrower's power, have been duly authorized by all necessary partnership action, have received all necessary government approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of



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                  the certificate of limited partnership or the partnership
                  agreement of Borrower or of any agreement binding upon Borrower.

                      b) This Amendment represents the legal, valid and binding
                  obligations of Borrower enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

     3. Ratification of Liens and Security Interests. Borrower hereby acknowledges and ratifies the existence and priority of the Liens granted by Borrower in favor of Lender in and to the Collateral and represents, warrants and covenants that such liens and security interests are valid, existing and in full force and effect.

     4. Miscellaneous. This Amendment supersedes all prior agreements (written or oral) between Borrower and Lender with regard to the subject matters hereof. This Amendment is a Loan Document. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement as amended by this Agreement and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement. All references to the Credit Agreement will refer to the Credit Agreement as amended by this Amendment. Borrower agrees that all Loan Documents to which it is a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment or are amended in connection with this Amendment). Borrower releases Lender from any liability for actions or failures to act in connection with the Loan Documents prior to the date of this Amendment. Any course of dealing among Borrower or Lender or any other Person will not be deemed to have altered or amended the Credit Agreement or affected either Borrower's of Lender's right to enforce the Credit Agreement as written. This Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

     5.  No waiver of Default

         Neither this Amendment nor any course of dealing between Borrower and Lender prior to or after the date of this Amendment constitutes a waiver of, or a consent to, any present or future violation of or default under, any provision of the Loan Documents, or a waiver of Lender's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents, and the Loan Documents shall continue to be binding upon, and inure to the benefit of, Borrower and Lender and their respective successors and assigns.

     6. Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this instrument must be in form and substance satisfactory to Lender and its counsel.


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     7.  Multiple Counterparts. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart. It shall not be necessary for Borrower and Lender to execute the same counterpart hereof so long as Borrower and Lender execute a counterpart hereof.

     8. Governing Law. This Amendment and all transactions provided for in this Amendment will be governed by, interpreted and construed under and enforced pursuant to the laws of the State of Texas, without regard to its conflicts of laws provisions.

     9. Final Agreement. THE LOAN DOCUMENTS, AS AMENDED BY OR IN CONNECTION WITH THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.




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     This Amendment is executed as of the date set forth in the preamble to this
Amendment to be effective as of that same date.

                                         BORROWER:

                                         PetroQuest Energy, LLC.,
                                         a Louisiana limited liability company

                                         By: /s/ Michael O. Aldridge
                                             -----------------------
                                                 Michael O. Aldridge
                                                 SVP, CFO & Treasurer

                                         LENDER:

                                         MACQUARIE BANK LIMITED,
                                         An Australian corporation

                                         By: /s/ Simon Grenfell
                                             ------------------
                                                 Simon Grenfell
                                                 Executive Director

                                         By: /s/ Thomas Cullinan
                                             -------------------
                                                 Thomas Cullinan
                                                 Attorney

Acknowledged this 29th day of December 2004

JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A.)


By: /s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title:  Associate Director



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